UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Solicitation Material under §240.14a-12

GAUCHO GROUP HOLDINGS, Inc.

(Name of Registrant as Specified in Its Charter)

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GAUCHO Group HOLDINGS, Inc.

112 NE 41st Street, Suite 106

Miami, FL 33137

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S PROXY STATEMENT

On August 16, 2024

To our Stockholders:

You are cordially invited to virtually attend the Annual Meeting of Stockholders of Gaucho Group Holdings, Inc. (the “Company”, or “GGH”) on August 16, 2024 at 12:00 p.m. Eastern Time, via webcast at https://www.cstproxy.com/gauchogroupholdings/2024 (the “Annual Meeting”). At the Annual Meeting the Company will submit the following six (6) proposals to its stockholders for approval:

1.	To elect one Class II nominee named in this Proxy Statement to the board of directors to hold office for a three-year term.

2.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance in excess of 19.99% of the Company’s outstanding common stock upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended, which may be deemed a “change of control” under Nasdaq listing Rule 5635(b).

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of the Company’s common stock to certain advisors of the Company at a price less than the market value upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended.

4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended, without giving effect to the 19.99% cap provided under Nasdaq Listing Rule 5635(d).

5.	To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares available for awards under the plan to 30% of our common stock outstanding on a fully diluted basis as of the date of stockholder approval, with an automatic increase on January 1 of each year by the amount equal to 5% of the total number of shares outstanding on a fully diluted basis on such date.

6.	To ratify and approve the appointment of Marcum LLP, as the Company’s independent registered accounting firm for the year ended December 31, 2024.

Additionally, any other business that may properly come before the Annual Meeting will be conducted.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock on June 21, 2024 (the “Record Date”) will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

The accompanying Proxy Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board will be soliciting your proxy in connection with the matters discussed above. Stockholders who wish to vote on the proposals accordingly must either attend the Annual Meeting and vote during the meeting or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

We are using the “Notice and Access” method of providing proxy materials to common stockholders of record via the internet. We are mailing common stockholders of record a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. Notice and Access provides a convenient way for stockholders to access the Company’s proxy materials and vote shares on the internet, and also allows us to reduce costs and conserve resources. The Notice of Internet Availability includes instructions on how to access our proxy materials and how to vote your shares. The Notice of Internet Availability also contains instructions on how to receive a paper copy of the proxy materials if you prefer.

The Company’s Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the other Annual Meeting materials are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/2024.

Whether or not you expect to attend the Annual Meeting, please vote your shares in advance online or by mail to ensure that your vote will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,

/s/ Scott L. Mathis
Chairman of the Board and
Chief Executive Officer

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GAUCHO Group HOLDINGS, Inc.

112 NE 41st Street, Suite 106

Miami, FL 33137

PROXY STATEMENT

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 16, 2024 at 12:00 p.m. Eastern Time

July 1, 2024

We are furnishing this Proxy Statement to stockholders of GAUCHO GROUP HOLDINGS, INC. (“we” or “GGH” or the “Company”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. We will hold the Annual Meeting on August 16, 2024, at 12:00 p.m. Eastern Time, webcast at https://www.cstproxy.com/gauchogroupholdings/2024.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made available to stockholders beginning on or about July 2, 2024. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements (“Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2024. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2024, including financial statements (“Quarterly Report”), was filed with the SEC on May 20, 2024. Hard copies of this Proxy Statement, the Annual Report, and the Quarterly Report will be provided to record holders of common stock (who are receiving proxy materials via the Notice and Access Method) via U.S. mail only by request and are available on the internet at: https://www.cstproxy.com/gauchogroupholdings/2024.

Voting Securities and Quorum Required.

Holders of record of our common stock at the close of business on June 21, 2024 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had 889,266 shares of common stock issued and 889,263 outstanding, for a total of 889,263 votes. Each share of common stock is entitled to one vote per share. Common stock is our only class of voting securities outstanding.

Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of not less than one-third of the shares entitled to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to a future time and date.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the virtual Annual Meeting via the internet. The method by which you vote by proxy will in no way limit your right to vote at the Annual Meeting if you decide to attend the meeting virtually. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Annual Meeting.

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No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Proxy Statement or otherwise requested that any proposals be submitted to the stockholders at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. Why am I receiving these materials?

A. We have sent you these proxy materials because the Board of Directors (the “Board”) of Gaucho Group Holdings, Inc. (sometimes referred to as the “Company” or “GGH”) is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability, or, if you have received, or requested to receive, printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card.

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Stockholders of record will not receive printed materials unless they request them. Instead, a Notice of Internet Availability is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability on or about July 2, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Q. How do I attend the Annual Meeting?

A. The Annual Meeting will be held virtually on Friday, August 16, 2024 at 12:00 p.m. Eastern Time, webcast at https://www.cstproxy.com/gauchogroupholdings/2024. You will receive a link to the webcast and telephone call in instructions.

Q. Who can vote at the Annual Meeting?

A. Only stockholders of record at the close of business on June 21, 2024 will be entitled to vote at the Annual Meeting. On this Record Date, there were 889,263 shares of common stock outstanding and entitled to vote.

Q. What am I voting on?

A. There are six (6) matters scheduled for a vote:

●	To elect one Class II nominee named in this Proxy Statement to the board of directors to hold office for a three-year term.

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(b), the issuance in excess of 19.99% of the Company’s outstanding common stock upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended, which may be deemed a “change of control” under Nasdaq listing Rule 5635(b).

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of the Company’s common stock to certain advisors of the Company at a price less than the market value upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended.

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended, without giving effect to the 19.99% cap provided under Nasdaq Listing Rule 5635(d).

●	To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares available for awards under the plan to 30% of our common stock outstanding on a fully diluted basis as of the date of stockholder approval, with an automatic increase on January 1 of each year by the amount equal to 5% of the total number of shares outstanding on a fully diluted basis on such date.

●	To ratify and approve the appointment of Marcum LLP, as the Company’s independent registered accounting firm for the year ended December 31, 2024.

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Q. What if another matter is properly brought before the Annual Meeting?

A. At this time, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q. How do I vote and what is the vote required for each proposal?

A. Proposal 1 – Election of Class II Director. Directors are elected by a plurality vote. This means that the director nominee who receives the greatest number of affirmative votes cast at the Annual Meeting by the shares present, either virtually or represented by proxy, and entitled to vote, will be elected. As to the election of the Class II director nominee, you may vote “For” the election of the nominee, or “Withhold” your authority to vote for the nominee being proposed. Cumulative voting shall not be allowed in the election of directors. Withholding authority to vote your shares with respect to the director nominee will have no effect on the election of the nominee. Broker non-votes will have no effect on the election of the nominee.

Proposal No. 2 – Approval of the Issuance of Shares for Purposes of Complying with Nasdaq Listing Rule 5635(b). Proposal No. 2 will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the approval of the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(b), you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Proposal No. 3 – Approval of the Issuance of Shares for Purposes of Complying with Nasdaq Listing Rule 5635(c). Proposal No. 3 will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the approval of the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(c), you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Proposal No. 4 – Approval of the Issuance of Shares for Purposes of Complying with Nasdaq Listing Rule 5635(d). Proposal No. 4 will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the approval of the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(d), you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Proposal No. 5 – Approval of the Amendment to the Company’s 2018 Equity Incentive Plan. Proposal No. 5 will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As to the approval of the amendment to the Company’s 2018 Equity Incentive Plan, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Proposal No. 6 – Ratification of the Appointment of Our Independent Registered Accounting Firm. Proposal No. 6 will be approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. As to the ratification of the appointment of our independent registered accounting firm, you may vote “For” or “Against” or “Abstain” from such proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If on June 21, 2024 your shares were registered directly in your name with GGH’s transfer agent, Continental Stock Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online at the virtual Annual Meeting or vote by proxy by visiting https://www.cstproxy.com/gauchogroupholdings/2024 and following the instructions provided on the Notice of Internet Availability. Whether or not you plan to attend the virtual Annual Meeting, we urge you to fill out your proxy via the internet to cast your votes.

If you have requested to receive printed copies of the proxy materials by mail, you may vote using the proxy card enclosed with the proxy materials and returning it by mail. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote online even if you have already voted by proxy.

●	To vote in person, attend the virtual Annual Meeting and you will be afforded an opportunity to vote via the internet.

●	To vote online by proxy in advance of the Annual Meeting, follow the instructions on the Notice of Internet Availability mailed to you.

●	If you have received or requested to receive your proxy materials by mail, you have the option to vote using the proxy card included in the mailing. To do so, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on June 21, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete the steps included in the voting instruction form to ensure that your vote is counted.

You are also invited to attend the virtual Annual Meeting. To vote at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

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Q. What are the effects of abstentions and broker non-votes?

A. An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not otherwise affect the outcome of the vote on any proposal at the Annual Meeting.

Q. How many votes do I have?

A. On each matter to be voted upon, you have one vote for each share of common stock you own as of June 21, 2024.

Q. What happens if I do not vote?

Stockholders of Record: Shares Registered in Your Name

A. If you are a stockholder of record and do not vote at the meeting, or by proxy by accessing https://www.cstproxy.com/gauchogroupholdings/2024, or, if you’ve received or requested to receive the proxy materials by mail, and do not complete and return your proxy card by mail, your shares will not be voted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

A. If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine” under applicable rules but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may NOT vote your shares on the election of directors (Proposal 1); the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(b) (Proposal 2); the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(c) (Proposal 3); the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(d) (Proposal 4); or the amendment to the Company’s 2018 Equity Incentive Plan (Proposal 5) without your instructions, but may vote your shares on the ratification of Marcum LLP as our independent registered public accounting firm for fiscal year 2024 (Proposal 6) even in the absence of your instruction.

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominee for director named in this Proxy Statement, “For” the approval of the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(b), “For” the approval of the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(c), “For” the approval of the issuance of shares for purposes of complying with Nasdaq Listing Rule 5635(d), “For” the approval of the amendment to the Company’s 2018 Equity Incentive Plan, and “For” the approval of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. If any other matter is properly presented at the virtual Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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Q. What does it mean if I receive more than one set of proxy materials?

A. If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability (or each proxy card in the proxy materials if you have requested printed proxy materials) to ensure that all of your shares are voted.

Q. Can I change my vote after submitting my proxy?

All Stockholders of Record: Shares Registered in Your Name

A. Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

1.	If you have requested your proxy materials be mailed to you, you may submit another properly completed proxy card with a later date;

2.	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary c/o Burns, Figa & Will, P.C., Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111;

3.	You may change your vote using the online voting method, in which case your latest internet proxy submitted prior to the Annual Meeting will be counted; or

4.	You may attend the virtual Annual Meeting and vote online. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

A. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q. When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A. We anticipate that our 2025 Annual Meeting will be held in August 2025. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the attention of the Secretary of Gaucho Group Holdings, Inc. c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111. If you wish to submit a proposal at the Annual Meeting that is to be included in next year’s proxy materials, you must do so in accordance with the Company’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, you must comply with all applicable requirements of Rule 14a-18 promulgated under the Securities Exchange Act of 1934.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the first anniversary of the preceding year’s annual meeting. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Corporate Secretary of the Company at the executive offices of the Company no later than 5:00 pm Eastern Time on June 17, 2025.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Q. What is the quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares of common stock entitled to vote are present or represented by proxy at the virtual Annual Meeting. On the Record Date, there were 889,263 shares of common stock outstanding. Thus, the holders of 296,421 shares of common stock must be present or represented by proxy at the Annual Meeting to have a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote via internet at the virtual Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares present at the virtual Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q. What proxy materials are available on the internet?

A. The Proxy Statement and the annual report to stockholders are available at: https://www.cstproxy.com/gauchogroupholdings/2024.

Forward Looking Statements

This Proxy Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Proxy Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended December 31, 2023 and in Item 1A of the Form 10-Q for the quarter ended March 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Management

As of June 21, 2024, the Company had 889,266 shares of its common stock issued and 889,263 outstanding. The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date by each person who serves as a director and/or an executive officer of the Company on that date, and the number of shares beneficially owned by all of the Company’s directors and named executive officers as a group:

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock
Scott L. Mathis, 1445 16th Street, Suite 403, Miami Beach, FL 33139	Chairman, Class III Director, Chief Executive Officer, President	6,959	(2)	<1.0%
Maria Echevarria, 14 Benmore Ter., Bayonne, NJ 07002	Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Compliance Officer	1,493	(3)	<1.0%

Peter J.L. Lawrence, 5 Landsdowne Crescent, London WII 2NH, England	Class II Director	851	(4)	<1.0%

Reuben Cannon, 280 S. Beverly Drive, #208, Beverly Hills, CA 90212	Class I Director	827	(5)	<1.0%

Marc Dumont, 43 rue de la Prétaire, CH-1936, Verbier, Switzerland	Class I Director	954	(6)	<1.0%

William Allen*, 23 Corporate Plaza Dr., Suite 150, Newport Beach, CA 92660	Class III Director	805	(7)	<1.0%

All current directors, directors elect, director nominees, executive officers and named executive officers as a group (five persons)		11,889	(8)	1.3%

*

Mr. Allen resigned as a director effective December 31, 2023. Mr. Allen did not resign due to any disagreement with the Company on any matter relating to its operations, policies or practices. His share ownership numbers are not included in the total for all current directors and officers.

(1)	Calculated in accordance with 1934 Act Rule 13d-3. Based on 889,266 shares of common stock issued and 889,263 shares of common stock outstanding as of June 21, 2024.
(2)

Consists of (a) 2,892 shares of our common stock owned by Mr. Mathis directly; (b) 260 shares owned by The WOW Group, LLC, of which Mr. Mathis is a controlling member; (c) 1,070 shares owned by Hollywood Burger Holdings, Inc.; (d) 2,677 shares owned by Mr. Mathis’s 401(k) account; and (e) the right to acquire 123 shares of common stock subject to the exercise of options.

(3)

Consists of (a) 410 shares of our common stock owned by Ms. Echevarria directly; (b) 1,074 shares owned by Ms. Echevarria’s 401(k) account; and (c) 9 shares of our common stock issuable upon the exercise of stock options.

(4)

Consists of (a) 835 shares of our common stock owned by Mr. Lawrence directly; (b) 1 share owned by Mr. Lawrence and his spouse as trustees for the Peter Lawrence 1992 Settlement Trust; and (c) 15 shares of our common stock issuable upon the exercise of stock options.

(5)	Consists of (a) 821 shares owned by Reuben Cannon Productions; and (b) 6 shares issuable upon the exercise of stock options.
(6)

Consists of (a) 805 shares of our common stock owned by Mr. Dumont directly; (b) 118 shares held by Mr. & Mrs. Dumont and Patrick Dumont, JTWROS; (c) 25 shares held by Mr. Dumont and Catherine Dumont, JTWROS; and (d) 6 shares issuable upon the exercise of stock options.

(7)	Consists of (a) 805 shares of our common stock owned by Mr. Allen directly.
(8)	Consists of 11,730 shares of our common stock and 159 shares of our common stock issuable upon the exercise of stock options.

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Security Ownership of Certain Beneficial Owners

As of June 21, 2024, the following persons who do not serve as an executive officer or director beneficially own more than 5% of its outstanding common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock
John I. Griffin, 4221 Way Out West Dr., Suite 100, Houston, TX 77092	154,633	(2)	17.4%

Jerre Hills, 21005 Highway 30, Filer, ID 83328	75,975	(3)	8.5%

Ralph and Mary Rybacki, 21847 N. Tall Oaks Dr., Kildeer, IL 60047	112,660	(4)	12.7%

All 5% beneficial owners, as a group	344,268		38.6%

(1)	Calculated in accordance with 1934 Act Rule 13d-3. Based on 889,266 shares of common stock issued and 889,263 shares of common stock outstanding as of June 21, 2024.
(2)	Consists of (a) 144,102 shares of common stock owned by Mr. Griffin directly, (b) 8,500 shares of common stock owned by JLAL Holdings Ltd., an entity wholly controlled by Mr. Griffin, (c) 1,400 shares of common stock issuable upon exercise of warrants held by JLAL Holdings Ltd., and (d) 6 shares of common stock issuable upon exercise of stock options.

(3)	Consists of 75,975 shares of common stock owned by Mr. Hills directly.

(4)	Consists of 112,660 shares of common stock owned by Mr. & Mrs. Rybacki.

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Information Regarding the Board of Directors and Corporate Governance

As of the Record Date, the names, titles, and ages of the members of the Company’s Board of Directors and its Director nominees are as set forth in the below table.

Name	Age as of June 21, 2024	Position
Scott L. Mathis	62	Chairman, Class III Director, Chief Executive Officer, President
Maria I. Echevarria	44	Chief Financial Officer, Chief Operating Officer, Secretary, Treasurer and Compliance Officer
Peter J.L. Lawrence	90	Class II Director
Reuben Cannon	75	Class I Director
Marc Dumont	81	Class I Director

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively. On June 15, 2022, the Board of Directors created the Nominating and Corporate Governance Committee (the “Nominating Committee”), which is responsible for identifying and nominating appropriate persons to add to the Board of Directors when necessary. In identifying Board candidates, it is the goal of the Nominating Committee to identify persons whom they believe have appropriate expertise and experience to contribute to the oversight of a company of GGH’s nature while also reviewing other appropriate factors. Messrs. Cannon, Lawrence, and Dumont are current members of the Nominating Committee, each of whom are considered independent in compliance with Nasdaq Rules 5065(a) and (e).

Messrs. Mathis, Lawrence, Cannon, and Dumont are current members of the Board of Directors.

Board Diversity Matrix for Gaucho Group Holdings, Inc.

	As of June 21, 2024				As of June 30, 2023
Total Number of Directors	4				5

Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender

Directors:	0	3	0	1	0	3	0	2

Part II: Demographic Background
African American or Black	0	1	0	0	0	1	0	0
Alaskan Native or American Indian	0	0	0	0	0	0	0	0
Asian	0	0	0	0	0	0	0	0
Hispanic or Latinx	0	0	0	0	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0	0	0	0	0
White	0	2	0	0	0	2	0	0
Two or More Races or Ethnicities	0	0	0	0	0	0	0	0
LGBTQ+	0				0
Did Not Disclose Demographic Background	1				2

Summaries of the background and experience of the Company’s directors and officers are as follows:

●	Scott Mathis: Mr. Mathis is the founder of GGH and has served as Chief Executive Officer and Chairman of the Board of Directors since its inception in April 1999. Mr. Mathis is also the founder and, CEO and Chairman of the Board of Directors of GGI. Mr. Mathis has over five years’ experience serving as Chief Executive Officer and Chairman of the Board of Directors of Mercari Communications Group, Ltd., a public company. Mr. Mathis is also the founder, Chief Executive Officer, and Chairman of IPG, AGP and various other affiliated entities of GGH. Since July 2009, Mr. Mathis has served as the Chief Executive Officer and Chairman of Hollywood Burger Holdings, Inc., a company he founded which is developing Hollywood-themed American fast food restaurants in Argentina and the United States. Since June 2011, Mr. Mathis has also served as the Chairman and Chief Executive Officer of InvestBio, Inc., a former subsidiary of GGH that was spun off in 2010. Including his time with GGH and its subsidiaries, Mr. Mathis worked for over 25 years in the securities brokerage field. From 1995-2000, he worked for National Securities Corporation and The Boston Group, L.P. Before that, he was a partner at Oppenheimer and Company and a Senior Vice President and member of the Directors Council at Lehman Brothers. Mr. Mathis also worked with Alex Brown & Sons, Gruntal and Company, Inc. and Merrill Lynch. Mr. Mathis received a Bachelor of Science degree in Business Management from Mississippi State University. The determination was made that Mr. Mathis should serve on GGH’s Board of Directors due to his executive level experience working in the real estate development industry and in several consumer-focused businesses. He has also served on the board of directors of a number of non-public companies in the biotechnology industry.

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●	Maria I. Echevarria: In April 2015, the Board of Directors of GGH appointed Ms. Echevarria as the Company’s Chief Financial Officer and Secretary. On January 3, 2017, Ms. Echevarria was appointed as Chief Financial Officer, Treasurer and Secretary of Gaucho Group, Inc. She joined the Company as Corporate Controller in June 2014 and had primary responsibility for the Company’s corporate consolidation, policies and procedures as well as financial reporting for SEC compliance, coordinating budgets and projections, preparing financial presentations and analyzing financial data. Ms. Echevarria has over 15 years of experience in Accounting, Compliance, Finance, Information Systems and Operations. Her experience includes SEC reporting and financial analysis, and her career accomplishments include developing and implementing major initiatives such as SOX, BSA and AML reporting and valuation of financial instruments. Prior to her employment with the Company, Ms. Echevarria served as Director of Finance and Accounting for The Hope Center, a nonprofit, from 2008 to June 2014 overseeing Finance, Information Systems and Operations. From 2001 through 2008 she served as a Quality Control and Compliance Analyst, Financial Analyst, and Accounting Manager for Banco Popular in San Juan, Puerto Rico, where she specialized in Mortgage Quality Control, Compliance, Financial Analysis and Mortgage Accounting, and corresponding with the FHA, VA and other mortgage guarantors. Ms. Echevarria also coordinated audits and compliance programs related to reporting, remittances, escrow accounting and default management for Fannie Mae, Freddie Mac and other private investors. She has developed and taught accounting courses for Herzing University, and currently serves as an adjunct faculty member at Southern New Hampshire University. She is a CPA, licensed in New Jersey and Puerto Rico, and holds a B.B.A. in Accounting from the University of Puerto Rico and an MBA in Business from University of Phoenix. Mrs. Echevarria was born and raised in Puerto Rico and is fluent in Spanish and English.

●

Peter J.L. Lawrence: Mr. Lawrence has served as a director of GGH since July 1999. The Board has determined that he is a valuable member of the Board due to his experience as an investor in smaller public companies and service as a director for a number of public companies. Specifically, Mr. Lawrence was from 2000 to 2014 a director of Sprue Aegis plc, a U.K. company traded on the London Stock Exchange that designs and sells smoke and carbon monoxide detectors for fire protection of domestic and industrial premises in the U.K. and Europe. In the same period he also served as Chairman of Infinity IP, a private company involved with intellectual property and distribution in Australasia; and director of Hollywood Burger Holdings, Inc. From 1970 to 1996, Mr. Lawrence served as Chairman of Associated British Industries plc, a holding company of a group of chemical manufacturers making car engine and aviation jointings and sealants both for OEM and after markets, specialty waxes and anti-corrosion coatings for the automotive, tire and plastics industries in U.K, Europe and USA.

Mr. Lawrence has additional experience as a director of a publicly-traded company by serving as a director of Beacon Investment Trust PLC, a London Stock Exchange-listed company from 2003 to June 2010. Beacon invested in small and recently floated companies on the Alternative Investment Market of the London Stock Exchange. Mr. Lawrence served on the investment committee of ABI Pension fund for 20 years as well as the investment committee of Coram Foundation Children Charity founded in 1739 as the Foundling Hospital from 1977 to 2004. He received a Bachelor of Arts in Modern History from Oxford University where he graduated with honors.

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●

Reuben Cannon: Mr. Cannon has been a stockholder of the Company for several years and is a producer and casting director who has helped shape and guide some of the most critically acclaimed film and television projects in Hollywood during the past 30 years. The Company believes Mr. Cannon is uniquely qualified to serve as a director of the Company because of running his successful long-term business in Hollywood and connections to promote the Company’s luxury brand goods.

Mr. Cannon worked at Universal Studios from 1970 to 1978, eventually becoming a casting director. He also was the head of television casting for Warner Brothers from 1977 to 1978. In 1978, Mr. Cannon started his own casting agency called Reuben Cannon & Associates. His agency has cast nearly one hundred television series and films. Projects include “The Color Purple” (11 Oscar nominations), “Columbo,” “Alfred Hitchcock Presents,” “The A Team,” the 1990s remake of “Perry Mason”, the Emmy-Award winning comedy series “The Bernie Mac Show,” “My Wife and Kids,” and “Boondocks.” Producing credits include “The Women of Brewster Place” and “Brewster Place” (in collaboration with Oprah Winfrey), “Down in the Delta” (directed by Dr. Maya Angelou), and “Get on the Bus” (with Spike Lee). In 2004, Mr. Cannon formed a production alliance with Tyler Perry Studios and is currently Executive Producer for Tyler Perry’s “House of Payne.” In addition to two Emmy nominations, he has received numerous awards including an Honorary Doctorate of Human Letters from Morehouse College, and the “Behind the Lens Award” for outstanding contributions in entertainment in the areas of film and television. He has been credited with launching the careers of many of today’s major film and television stars. He is also a producer in both film and television. Mr. Cannon attended Southeast City College.

●	Marc Dumont: Mr. Dumont became a director of the Company upon the listing of our common stock to Nasdaq on February 16, 2021. He is an Independent Investment Banker and International Financial Consultant. He is also Chairman and CEO of Château de Messey Wineries, Meursault, France. Mr. Dumont previously served as the President of PSA International SA (a PSA Peugeot Citroen Group company) from January 1981 to March 1995. He consults and advises international clients in Europe and Asia, as well as the United States. He is also the Chairman of Sanderling Ventures (a European affiliate of a U.S. venture capital firm) since 1993, managing five biotechnology funds. Mr. Dumont is also a Board member of Lightwave Systems Inc., Santa Barbara, California (since 1997) and Caret Industries, Oxnard, California (since 1995) and a Board member of SenesTech, Inc. since 2016. He has served on many other boards including Finterbank Zurich, Banque Internationale a Luxemborg, Xiphias International Investment Fund Limited (an alternative investment fund), and also Irvine Sensors Corporation where he was member/Chairman of their Audit, Nominating, and Corporate Governance, and Compensation Committees. Mr. Dumont holds a Degree in Electrical Engineering and Applied Economics from the University of Louvain, Belgium and an MBA from the University of Chicago. The Company believes Mr. Dumont is uniquely qualified to serve as a director of the Company because of his background in finance, the wine industry, and diverse experience as a board member for multiple companies.

●

Effective December 31, 2023, Mr. William Allen resigned as a director. Mr. Allen did not resign due to any disagreement with the Company on any matter relating to its operations, policies or practices.

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Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote for directors. The nominee receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether any nominee is elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Significant Employees

Sergio O. Manzur Odstrcil: Mr. Odstrcil is Chief Financial Officer (“CFO”) and Chief Operating Officer (“COO”) of Algodon Mansion & Algodon Wine Estates. Mr. Manzur Odstrcil is an Argentina Certified Public Accountant whose professional experience includes administration and management positions with companies in Argentina, Brazil, Mexico and Chile. As CFO and COO for all of GGH’s Argentine subsidiaries, he is responsible for day-to-day management including financial planning and analysis, overseeing the implementation of financial strategies for the corporation, and for ensuring prudent corporate governance. Prior to joining GGH, Mr. Manzur Odstrcil was the Administration and Finance Director for Bodega Francois Lurton since May 2007, where he was responsible for the design and development of a financial debt strategy and negotiations with banks and strategic suppliers to obtain credits. He was also responsible for the organization of new funding to the company for $4 million and also served as a member of the company’s executive committee. From March 2002 to September 2006 he previously held the position of Country Controller for the Boston Scientific Corporation (BSC) in Chile, and prior to that he served as Controller for Southern Cone BSC in Buenos Aires and Mexico City. He also served as Senior Financial Analyst for BSC’s Latin American Headquarters in Buenos Aires, as well as in Sao Paulo, Brazil, and prior to that he served as BSC’s Accountant Analyst in Buenos Aires. Mr. Manzur Odstrcil began his career at Cerveceria y Malteria Quilmes in Argentina from 1997 to 1998. He obtained his MBA at INCAE in Costa Rica in 1996, and received his CPA from the Universidad Nacional de Tucumán, San Miguel de Tucumán, Argentina in 1994.

Transactions with Related Persons

The following is a description of transactions during the last fiscal year in which the transaction involved a material dollar amount and in which any of the Company’s directors, executive officers or holders of more than 5% of GGH common stock had or will have a direct or indirect material interest, other than compensation which is described under “Executive Compensation.”

●	Transaction with LVH. As previously reported on our Current Report on Form 8-K filed on June 17, 2021, the Company, through its wholly owned subsidiary Gaucho Ventures I – Las Vegas, LLC (“GVI”) entered into the Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of LVH Holdings LLC (“LVH”). LVH was organized on May 24, 2021, with a sole member of SLVH LLC, a Delaware limited liability company (“SLVH”). William Allen, a former director of the Company, is the managing member of SLVH and holds a 20% membership interest in SLVH. GVI holds a minority interest in LVH, with the majority interest owned by SLVH.

●	Ownership in Hollywood Burger Holdings, Inc. On February 3, 2022, the Company, through its subsidiaries, acquired 100% of Hollywood Burger Argentina SRL, now Gaucho Development S.R.L., in exchange for issuing shares of its common stock to Hollywood Burger Holdings, Inc. Mr. Mathis is a Chairman and CEO of an affiliate of the Company, Hollywood Burger Holdings, Inc., a private company. He also holds 45.4% of the outstanding shares of HBH. In addition, Ms. Echevarria is CFO of HBH and Messrs. Mathis and Cannon sit on the board of directors of HBH. Mr. Lawrence, who recently stepped down as a director of HBH, and Mr. Cannon, both hold minority interests in HBH. See Item 5 for more information.

●	Ownership in Gaucho Group Holdings, Inc. The Company’s CEO, Scott Mathis, is CEO, Chairman of the Board, and a stockholder of Gaucho Group, Inc., a Delaware corporation and private company (“GGI”). Additionally, the Company’s current CFO, Maria Echevarria, is CFO of GGI; the Company’s current director, Peter Lawrence and former director, Steven Moel, are directors of GGI; and the Company’s current directors, Reuben Cannon and Marc Dumont, own nominal interests in GGI. As a result of the foregoing, this is considered a related party transaction.

●	Accounts receivable – related parties. On April 1, 2010, the Company entered into an expense sharing agreement (“ESA”) with a related, but independent, entity under common management, Hollywood Burger Holdings, Inc. (“HBH”), to share expenses with GGH such as office space, support staff and other operating expenses. HBH is a private company founded by Scott Mathis which is developing Hollywood-themed fast food restaurants in the United States. Mr. Mathis is Chairman and Chief Executive Officer of HBH, and Maria Echevarria is Chief Financial Officer. The ESA was amended on April 1, 2011 and last amended on December 27, 2019 to reflect the current use of personnel, office space, professional services and additional general office expenses. Under this ESA, HBH owed approximately $1,047,000 and $1,116,000 as of December 31, 2023 and 2022, respectively. HBH will repay the intercompany in a period of 6 months with a new capital raise.

●	Ownership in The WOW Group, LLC. Mr. Mathis is a managing member and holds a controlling interest in an affiliate of the Company, The WOW Group, LLC. Non-managing members include certain GGH consultants and GGH stockholders. The WOW Group’s only asset is its interest in GGH as of December 31, 2023.

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Employment Agreements

See the Executive Compensation section of this Proxy Statement for a discussion of the employment agreement between the Company and Mr. Mathis.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 and any amendments thereto filed with the Securities and Exchange Commission and stockholder reports from our transfer agent and written representations that no other reports were required, during the fiscal year ended December 31, 2023 our officers, directors and 10% or more stockholders complied with all Section 16(a) filing requirements applicable to them except that Mr. Griffin has not yet filed a Form 3 representing several transactions through December 31, 2023.

Director Independence

Our Board of Directors has undertaken a review of its composition and the independence of each director. Based on the review of each director’s background, employment and affiliations, including family relationships, the Board of Directors has determined that three of our four directors (Peter J.L. Lawrence, Reuben Cannon, and Marc Dumont) are “independent” under the rules and regulations of the SEC and Section 5062(a)(2) of the Nasdaq Rules. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock. Mr. Mathis was not deemed independent as a result of his service as our Chief Executive Officer, and his significant stock ownership.

All related party transactions must be approved by the independent directors of the Board. A transaction is deemed to be a related party transaction if one or more of the directors, officers or holders of more than 5% of GGH common stock is involved and the transaction exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end. A related party transaction will only be approved if the independent directors determine that the terms are fair and beneficial to the Company. This policy is not written but the Board has repeatedly practiced this approval process.

Involvement in Certain Legal Proceedings

During the past ten years, except as provided below, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

FINRA Enforcement Action (2004-2015): In May 2007, InvestPrivate (now known as DPEC Capital), Scott Mathis and two other InvestPrivate officers entered into a settlement of a disciplinary action filed in May 2004 by the NASD (now known as the Financial Industry Regulatory Authority, Inc. (“FINRA”)), the regulatory body that had primary jurisdiction over InvestPrivate. As part of the settlement, the NASD expressly withdrew numerous allegations and charges, and also resolved almost all of the remaining charges in the case. Mr. Mathis received a 30-day suspension from acting in a principal capacity for InvestPrivate, and InvestPrivate was suspended for 60 days from accepting new engagements to offer private placements. The settling parties paid fines totaling $215,000, and InvestPrivate was also required to engage an independent consultant to evaluate InvestPrivate’s practices and procedures relating to private placement offerings, and to make necessary changes in response to the consultant’s recommendations. While the settlement with the NASD resolved most of the issues in the case, a few remaining charges were not resolved, namely, whether Mr. Mathis inadvertently or willfully failed to properly make certain disclosures on his personal NASD Form U-4, specifically, the existence of certain federal tax liens on his Form U4 during the years 1996-2002.

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In December 2007, the FINRA Office of Hearing Officers (“OHO”) held that Mr. Mathis negligently failed to make certain disclosures on his Form U4 concerning personal tax liens, and to have willfully failed to make other required U4 disclosures regarding those tax liens. (All of the underlying tax liabilities were paid in 2003 so the liens were released in 2003.) Mr. Mathis received a three-month suspension, and a $10,000 fine for the lien nondisclosures. With respect to other non-willful late U4 filings relating to two customer complaints, he received an additional 10-day suspension (to run concurrently) plus an additional $2,500 fine. The suspension was completed on September 4, 2012, and all fines have been paid.

Mr. Mathis has never disputed that he failed to make or timely make these disclosures on his Form U4; he only disputed the willfulness finding. He appealed the decision (principally with respect to the willfulness issue) to the FINRA National Adjudicatory Council (“NAC”). In December 2008, NAC affirmed the OHO decision pertaining to the “willful” issue, and slightly broadened the finding. Thereafter, Mr. Mathis appealed the NAC decision to the Securities and Exchange Commission and thereafter to the U.S. Court of Appeals. In each instance, the decision of the NAC was affirmed. While under FINRA’s rules the finding that Mr. Mathis was found to have acted willfully subjects him to a “statutory disqualification,” in September 2012, Mathis submitted to FINRA an application on Form MC-400 in which he sought permission to continue to work in the securities industry notwithstanding the fact that he is subject to a statutory disqualification. That application was approved in Mr. Mathis’ favor in April 2015. Mr. Mathis was at all times able to remain as an associated person of a FINRA member in good standing. Subsequently, the Company expanded into other business opportunities and the broker dealer subsidiary (DPEC Capital, Inc.) was no longer necessary to the Company’s operations. Therefore, Mr. Mathis voluntarily ceased all activities at the Company’s broker-dealer subsidiary (DPEC Capital, Inc.), and voluntarily terminated his registration with FINRA in December 2016, when DPEC Capital, Inc. elected to discontinue its operations and filed a Notice of Withdrawal as a Broker or Dealer on Form BDW.

Corporate Governance

In considering its corporate governance requirements and best practices, GGH looks to the Nasdaq Listed Company manual, which is available through the internet at http://nasdaq.cchwallstreet.com/.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has not designated a lead independent director. Currently, Scott Mathis serves as both the Company’s Chief Executive Officer and Chairman of the Board. As Chief Executive Officer, Mr. Mathis is involved in the day-to-day operations of the Company and also provides strategic guidance on the Company’s operations. The Board believes Mr. Mathis’s experience and knowledge are valuable in the oversight of both the Company’s operations as well as with respect to the overall oversight of the Company at the Board level. The Board believes that this leadership structure is appropriate as Mr. Mathis is intimately knowledgeable with the Company’s current and planned operations.

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Role of the Board and the Audit Committee in Risk Oversight

While management is charged with the day-to-day management of risks that GGH faces, the Board of Directors, and the Audit Committee of the Board, have been responsible for oversight of risk management. The full Board, and the Audit Committee since it was formed, have responsibility for general oversight of risks facing the Company. Specifically, the Audit Committee reviews and assesses the adequacy of GGH’s risk management policies and procedures with regard to identification of GGH’s principal risks, both financial and non-financial, and review updates on these risks from the Chief Financial Officer and the Chief Executive Officer. The Audit Committee also reviews and assesses the adequacy of the implementation of appropriate systems to mitigate and manage the principal risks.

Review and Approval of Transactions with Related Parties

The Board of Directors adopted a policy to comply with Item 404 of Regulation S-K of the Exchange Act as well as the Nasdaq Rules requiring that disinterested directors approve transactions with related parties which are not market-based transactions.

Generally, the Board of Directors will approve transactions only to the extent the disinterested directors believe that they are in the best interests of GGH and on terms that are fair and reasonable (in the judgment of the disinterested directors) to GGH. Our policy is available on our Company website at https://ir.gauchoholdings.com/governance-docs.

Audit Committee

The Board of Directors established the Audit Committee on April 15, 2015 and revised the charter as of March 25, 2021. Effective upon the uplisting of our common stock to Nasdaq on February 16, 2021, our Audit Committee charter complies with Section 3(a)(58)(A) of the Exchange Act and Nasdaq Rule 5605. The Audit Committee was established to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The members of our Audit Committee are Mr. Dumont, (chairperson) and Messrs. Lawrence and Cannon. The Board of Directors determined that Messrs. Dumont, Lawrence, and Cannon are all independent under SEC Rule 10A-3(b)(1) and Nasdaq Rule 5605(a)(2). The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. No members of the Audit Committee have been qualified as an audit committee financial expert, as defined in the applicable rules of the SEC because the Board believes that the Company’s status as a smaller reporting company does not require expertise beyond financial literacy.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the Audit Committee meets with the independent auditors at least on a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee is required to review and reassess the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee Charter is available on our Company website at https://ir.gauchoholdings.com/governance-docs.

Nominating Committee

On June 15, 2022, the Board approved the creation of a nominating committee of the Board and appointed Reuben Cannon as Chairperson of the committee, with additional members Peter Lawrence and Marc Dumont. All three members of the committee are considered independent in compliance with Nasdaq Rules 5065(a) and (e). The committee was established to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies, and any related matters required by the applicable federal and state securities laws. On June 22, 2022, the Board approved and adopted a Charter of the Nominating and Corporate Governance Committee to govern its membership and purpose. The Nominating Committee Charter is available on our Company website at https://ir.gauchoholdings.com/governance-docs.

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Compensation Committee

The Board of Directors established the Compensation Committee effective upon the uplisting of our common stock to Nasdaq and amended the Compensation Committee’s charter effective March 25, 2021. The current members of the Compensation Committee are Mr. Cannon (chairperson), and Messrs. Dumont, and Lawrence, each of whom is considered independent in compliance with Nasdaq Rules 5065(a) and (e). Until July 20, 2023, the Compensation Committee, in reliance on the exemption provided pursuant to Nasdaq Rule 5605(d)(2)(B), consisted of three independent directors (Mr. Cannon (chairperson), and Messrs. Dumont, and Lawrence) and one non-independent director (Mr. Allen), all of whom were non-employee directors for purposes of Rule 16b-3 of the Exchange Act. As of July 21, 2023, Mr. Allen is no longer a member of the Compensation Committee and the members of our Compensation Committee are Mr. Cannon (chairperson), and Messrs. Dumont, and Lawrence.

The compensation of our CEO and our CFO, Mr. Mathis and Ms. Echevarria, must be determined by the Compensation Committee and the CEO and CFO may not be present during voting or deliberations for their compensation.

The Compensation Committee is also responsible for making recommendations to the Board of Directors regarding the compensation of other executive officers, to review and administer our Company’s equity compensation plans, to review, discuss, and evaluate at least annually the relationship between risk management policies and practices and compensation, as well as oversee the Company’s engagement with stockholders and proxy advisors.

Nasdaq Rule 5605(d)(3) provides that the Compensation Committee may (in its discretion, not Board discretion) retain compensation consultants, independent legal counsel, and other advisors. The independent directors acting as the compensation committee may decide to do so. Our Compensation Committee Charter is available at our website: https://ir.gauchoholdings.com/governance-docs.

Advisory Board

The Company’s Advisory Board consists of Amrita Bhalla and Doug Casey.

Amrita Bhalla is an experienced global HR executive with a distinguished career spanning over two decades. As the Founder and Managing Director of A.B. Consulting, established in 2015, Ms. Bhalla leads a thriving consultancy that specializes in HR advisory services. Her expertise lies in empowering organizations to enhance performance, drive employee engagement, and boost profitability. A.B. Consulting has made a significant global impact, catering to a diverse clientele across various sectors, with a particular focus on workforce development and leadership initiatives in the Caribbean region (www.a-bconsulting.com). Ms. Bhalla’s remarkable journey in the luxury hospitality industry has seen her holding executive HR roles with renowned companies such as Four Seasons Hotels and Resorts, Oberoi Hotels and Resorts, and Belmond Hotels. Throughout her career, she has traversed the globe, living and working in Canada, Bermuda, United Kingdom, Thailand, and India, gaining invaluable global insights. A firm believer in strategic leadership and effective governance, Ms. Bhalla actively serves on several boards, contributing her expertise to shape the success of various organizations. Notable board positions she currently holds include the role of Board President for the Rosedale Moore Park Association (RMPA) in Toronto, Canada. She is also a Board Member for the Caribbean Hospitality and Tourism Association Education Fund (CHTAEF), and Advisory Board Member for Women in Tourism and Hospitality Canada (With.org). Ms. Bhalla also shares her knowledge and passion for the industry with future leaders. In 2015, she joined the Ted Rogers School of Hospitality and Tourism, Toronto Metropolitan University, teaching Human Resources Management, Strategic Management and Organizational Behaviour. Her academic qualifications complement her extensive professional experience. She holds a Masters in Industrial Relations (MIR) and a Bachelor of Arts (Honours) from Queens University, Canada.

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Doug Casey is a world-renowned investor and author of six books; his “Crisis Investing” was on the New York Times bestseller list for 29 weeks, including 11 weeks at #1. His third book, Strategic Investing, reached #7 on the NYT list. His most recent books are “Totally Incorrect” and “Right on the Money.” Mr. Casey is currently completing a series of six novels; the first, “Speculator” is soon to be released. He has been a featured guest on hundreds of radio and TV shows, including David Letterman, Merv Griffin, Charlie Rose, Phil Donahue, Regis Philbin, Maury Povich, NBC News and CNN, and has been the topic of numerous features in periodicals such as Time, Forbes, People and the Washington Post. He is also the founder of the Eris Society, a non-profit organization that for 30 years brought together hundreds of the world’s leading thinkers on a wide range of eclectic topics related to the arts, sciences, technology, finance and medicine. His firm, Casey Research, LLC, publishes a variety of publications and web sites with a combined weekly audience in excess of 300,000 individuals, largely high-net-worth investors with an interest in resource-development and international real estate. Mr. Casey has visited over 145 countries, most of them several times, and has lived in ten. He has been active in polo, skydiving, martial arts, scuba, auto racing and competitive shooting. He lives mainly in Cafayate Argentina, Punta del Este Uruguay, and Aspen Colorado.

Code of Business Conduct and Whistleblower Policy

On March 24, 2015, our Board of Directors adopted a Code of Business Conduct and Whistleblower Policy effective April 15, 2015 and amended on March 25, 2021 (the “Code of Conduct”). Our Code of Conduct is applicable to all of the Company’s and its subsidiaries’ employees, including the Company’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Office. The Code of Conduct contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code. A copy of our Code of Business Conduct and Whistleblower Policy of the Company is posted at our website at https://ir.gauchoholdings.com/governance-docs.

Insider Trading Policy and Policy on Trading Blackout Periods, Benefit Plans and Section 16 Reporting

Our Insider Trading Policy and policy on Trading Blackout Periods, Benefit Plans and Section 16 Reporting applies to all of our officers, directors, and employees and provides strict guidelines as to restrictions on trading activity in the Company’s stock. These policies are posted at our website: https://ir.gauchoholdings.com/governance-docs.

Employee, Officer and Director Hedging

The Company does not allow employees, officers, or directors, or any of their designees, to purchase financial instruments or otherwise engage in transaction that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Gaucho Group Holdings, Inc., 112 NE 41st Street, Suite 106, Miami, Florida 33137. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Clawback Policy

On November 27, 2023, and effective December 1, 2023, in accordance with Nasdaq Rule 5608 and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, the Board adopted a policy to provide for the recovery of erroneously awarded incentive-based compensation from executive officers (the “Clawback Policy”). The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the SEC rules in the event that we are required to prepare an accounting restatement. The recovery of such compensation applies regardless of whether such officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our board may recoup from such officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board of Directors held nine formal meetings either in person or via telephone or video during the fiscal year ended December 31, 2023 and acted by unanimous written consent 24 times during 2023. Regular communications were maintained throughout 2023 and to date among all of the officers and directors of the Company.

The Audit Committee held four formal meetings either in person or via telephone or video during the fiscal year ended December 31, 2023. Regular communications were maintained throughout 2023 and to date among all of the Audit Committee members.

The Compensation Committee held seven formal meetings either in person or via telephone or video during the fiscal year ended December 31, 2023 and acted by unanimous written consent four times during 2023. Regular communications were maintained throughout 2023 and to date among all of the Compensation Committee members.

The Nominating Committee acted by unanimous written consent one time during 2023. Regular communications were maintained throughout 2023 and to date among all of the Nominating Committee members.

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Board members are not required to attend the Annual Meeting. This Annual Meeting is the Company’s eighth time hosting an annual meeting.

Executive Compensation

The following table sets forth, for our named executive officers, the compensation earned in the years ended December 31, 2023 and 2022:

Summary Compensation Table for Executive Officers

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Scott L. Mathis(1)	2023	480,160	-	-	-	11,286	491,446
Chairman of the Board and Chief Executive Officer	2022	479,651	287,790	188,825	-	-	956,266

Maria I Echevarria(3)	2023	250,357	-	-	-	19,050	249,407
Chief Financial Officer and Chief Operating Officer	2022	230,000	92,000	58,000	-	-	380,000

(1)	On September 28, 2015, we entered into a new employment agreement with Scott Mathis, our CEO (the “Employment Agreement”). Among other things, the agreement provides for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The agreement sets limits on the Mr. Mathis’ annual sales of GGH common stock. Mr. Mathis is subject to a covenant not to compete during the term of the agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the agreement), all of Mr. Mathis’ outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following Mr. Mathis’s termination for any reason, Mr. Mathis is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of GGH for a period of two years. The agreement may be terminated by the Company for cause or by the CEO for good reason, in accordance with the terms of the agreement. The agreement, as amended by independent members of the Board of Directors, expired on December 31, 2022 but Mr. Mathis continues to be compensated according to its terms. All other terms of the agreement remain the same.

(2)	Represents the grant date fair value of 16,278 restricted stock units awarded to the CEO and 5,000 restricted stock units awarded to the CFO on December 31, 2022 by the Board of Directors pursuant to the 2018 Equity Incentive Plan. The shares awarded are subject to vesting in exchange for services performed in fiscal year 2022. A third of the restricted stock units vested immediately on the grant date, December 31, 2022, and a third will vest on each of the following anniversaries, December 31, 2023 and 2024, respectively.

(3)	On December 14, 2022, we entered into a new employment agreement with Maria Echevarria, the Company’s CFO, effective January 1, 2022 for a three-year term to expire on December 31, 2024. The agreement provides an annual base salary of $230,000 in 2022, $250,000 in 2023 and $275,000 for 2024, annual bonus eligibility, paid vacation and specified business expense reimbursements. Following termination for any reason, the employee is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of GGH for a period of two years. The agreement may be terminated by the Company for cause or by the CFO for good reason, in accordance with the terms of the agreement. The agreement expires on December 31, 2024. Thereafter, the agreement will automatically renew for one-year terms unless either party terminates the agreement with prior notice.

The Compensation Committee is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers. Please see “Compensation Committee” above at page 17 for details on the Company’s Compensation Guidelines.

The Compensation Committee considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;
2.	The Company’s financial resources, results of operations, and financial projections;
3.	Performance compared to the financial, operational and strategic goals established for the Company;
4.	The nature, scope and level of the executive’s responsibilities;
5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and
6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward. The entire Board of Directors remains responsible for significant changes to, or adoption of, new employee benefit plans.

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The Company believes that the compensation environment for qualified professionals in the industry in which we operate is highly competitive. In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

●	Base salary;
●	Stock option awards and/or equity based compensation;
●	Discretionary cash bonuses; and
●	Other employment benefits.

Base Salary. Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Compensation Committee aims to set base salaries at a level it believes enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Compensation Committee believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Compensation Committee believes that base salaries for our executive officers (not including our chief executive officer) are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

On September 28, 2015, we entered into an employment agreement with Scott Mathis, our CEO. For a description of the agreement terms, please see “Employment Agreements” at page 20. On December 14, 2022, we entered into a new employment agreement with Maria Echevarria, the Company’s CFO, effective January 1, 2022 for a three-year term to expire on December 31, 2024. For a description of the agreement terms, please see “Employment Agreements” at page 20.

Stock Option Plan Benefits – Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans. The Compensation Committee believes that equity-based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. The Compensation Committee also believes that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have two equity incentive plans for our management and employees. The first is the 2016 Equity Incentive Plan, and the second is the 2018 Equity Incentive Plan. Almost all shares of common stock reserved for issuance in connection with awards under the 2016 Equity Incentive Plan have been or were utilized in conjunction with existing, expired or cancelled awards of stock options. The Company will not issue any additional options under the 2016 Equity Incentive Plan. As of March 31, 2024, there are a total of 162,453 shares of common stock that are reserved and available for issuance in connection with awards under the 2018 Equity Incentive Plan.

We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.

The Company has granted each of its executive officers stock options, as outlined further below.

Discretionary Annual Bonus. Discretionary cash bonuses are another prong of our compensation plan. The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

Pursuant to his employment agreement, Scott Mathis, our CEO, is eligible to receive a discretionary cash bonus, to be determined by the Board of Directors. For a description of the agreement terms, please see “Employment Agreements” at page 20.

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Other Compensation/Benefits. Another element of the overall compensation is through providing our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers. Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers.

Employment Agreements

We have entered into an employment agreement with the Company’s Chief Executive Officer, Scott L. Mathis.

Scott Mathis - On September 28, 2015, the Company entered into an employment agreement with Scott Mathis, the Company’s CEO (the “Employment Agreement”). Among other things, the agreement provided for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The agreement sets limits on Mr. Mathis’ annual sales of GGH common stock. Mr. Mathis is subject to a covenant not to compete during the term of the agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the agreement), all of Mr. Mathis’ outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following Mr. Mathis’s termination for any reason, Mr. Mathis is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of GGH for a period of two years. The agreement may be terminated by the Company for cause or by the CEO for good reason, in accordance with the terms of the agreement. The Board of Directors extended the Employment Agreement on various dates such that as of July 5, 2021 the Employment Agreement, as amended, expired on December 31, 2022 but Mr. Mathis continues to be compensated according to its terms. All other terms of the Employment Agreement remain the same. The Board of Directors also approved the payment of Mr. Mathis’ cost of living salary adjustment of 3% for the years 2019 and 2020 to be paid in equal monthly installments beginning January 1, 2021, provided the Company has uplisted to a national stock exchange. The Board of Directors granted a retention bonus to Mr. Mathis that consists of the real estate lot on which Mr. Mathis has been constructing a home at Algodon Wine Estates, to vest in one-third increments over the next three years (the “Retention Period”), provided Mr. Mathis’s performance as an employee with the Company continues to be satisfactory, as deemed by the Board of Directors. The current market value of the lot is $115,000, and before ownership of the lot can be transferred to Mr. Mathis, the Company must be legally permitted to issue a deed for the property. Mr. Mathis is eligible to receive a pro-rata portion of the bonus if his employment is terminated before the end of the Retention Period.

Due to economic circumstances related to the global coronavirus outbreak 2019 (COVID-19), on March 13, 2020, Mr. Mathis voluntarily deferred payment of 85% of his salary through August 21, 2020. The Company is accruing all compensation not paid to Mr. Mathis pursuant to his employment agreement until the Company has sufficient funds to pay his full compensation. Between August 26, 2020 and October 14, 2020, the Company paid out $141,812 which was owed to Mr. Mathis in connection with his deferred compensation. During December, Mr. Mathis voluntarily deferred an additional $24,328 of his salary. The balance owed to Mr. Mathis as of December 31, 2020 was $58,001, which was paid in full on April 7, 2021.

Maria Echevarria - On December 14, 2022, the Company and Maria Echevarria, its Chief Financial Officer, entered into an employment agreement to continue to serve as the Company’s Chief Financial Officer, effective January 1, 2022 for a three-year term, subject to automatic renewal of successive one-year periods (the “CFO Employment Agreement”). Pursuant to the CFO Employment Agreement, Ms. Echevarria will receive a base salary of $230,000 for 2022; $250,000 for the second year; and $275,000 for the third year, which may be increased or decreased from time to time with the approval of the board of directors. In addition, Ms. Echevarria is eligible for an annual cash and equity bonus based on certain key performance indicators, as approved by the board of directors, and she is entitled to participate in the Company’s 2018 Equity Incentive Plan, insurance, health, retirement, and other benefit plans.

During her employment and for a period of one year thereafter, Ms. Echevarria is prohibited from competing with the Company within its geographic area and, for one year following the last day of her employment, from soliciting the Company’s customers and the Company’s employees for a competing business.

The CFO Employment Agreement includes a “clawback” provision in which Ms. Echevarria agrees that the Company can recoup any compensation or benefits provided to her that are required by applicable law to be subject to recovery or recoupment.

Further, the CFO Employment Agreement contains certain rights of Ms. Echevarria and the Company to terminate Ms. Echevarria’s employment, including a termination by the Company for “Cause” as defined in the CFO Employment Agreement. The CFO Employment Agreement also specifies certain compensation due following termination of employment, including severance payments to Ms. Echevarria if she is terminated “Without Cause” or resigns for “Good Reason” as set forth in the CFO Employment Agreement, in which case she is entitled, following termination, to 12 months of her current base salary, provisions for an annual bonus that Ms. Echevarria would have earned had no termination occurred, and reimbursement for health insurance premiums for 12 months.

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Stock Option, Stock Awards and Equity Incentive Plans

The following table provides information as to option and restricted stock awards on a post-split basis granted by the Company and held by each of the named executive officers of GGH as of December 31, 2023.

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Scott L. Mathis	25	(1)	-	(1)	6,936	1/31/2024	-	(1)	-
	123	(2)	-	(2)	6,936	7/7/2024	-	(2)	-
							542	(3)	62,941

Maria I. Echevarria	5	(4)	-	(4)	6,936	1/31/2024	-	(4)	-
	9	(5)	-	(5)	6,936	7/7/2024	-	(5)	-
							166	(6)	19,325

(1)	On January 31, 2019, Mr. Mathis was granted an option to acquire 25 shares of the Company’s common stock, which was fully vested as of January 31, 2023.
(2)	On July 8, 2019, Mr. Mathis was granted an option to acquire 123 shares of the Company’s common stock, which was fully vested as of July 8, 2023.
(3)

On December 31, 2022, Mr. Mathis was granted a restricted stock unit to acquire 1,628 shares of the Company’s common stock, of which 543 shares underlying the RSU vested on December 31, 2022, 543 shares vested on December 31, 2023, and 542 vest on December 31, 2024.

(4)	On January 31, 2019, Ms. Echevarria was granted an option to acquire 5 shares of the Company’s common stock, which was fully vested as of January 31, 2023.

(5)	On July 8, 2019, Ms. Echevarria was granted an option to acquire 9 shares of the Company’s common stock, which was fully vested as of July 8, 2023.

(6)	On December 31, 2022, Ms. Echevarria was granted a restricted stock unit to acquire 500 shares of the Company’s common stock, of which 167 shares underlying the RSU vested on December 31, 2022, 167 shares vested on December 31, 2023, and 166 vest on December 31, 2024.

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Compensation of Directors

The following table sets forth compensation received by our non-employee directors:

		Director Compensation
		Fees Earned or Paid in Cash	Bonus	Stock Awards(1)	Option Awards	Total
	Year	($)	($)	($)	($)	($)
Peter Lawrence (3)	2023	23,000	-	37,500	-	60,500
	2022	34,167	-	105,623	-	139,790
Steven A. Moel (2)	2023	-	-	-	-	-
	2022	28,473	-	105,623	-	134,096
Reuben Cannon (4)	2023	25,500	-	37,500	-	63,000
	2022	36,500	-	105,623	-	142,123
Marc Dumont (5)	2023	26,500	-	37,500	-	64,000
	2022	36,667	-	105,623	-	142,290
Edie Rodriguez (2)	2023	-	-	-	-	-
	2022	27,973	-	105,623	-	133,596
William Allen (6)	2023	26,500	-	37,500	-	64,000
	2022	33,500	-	105,623	-	139,123

(1)	Represents the aggregate grant date fair value of 39 restricted stock units granted to each director for the first half of 2022 on June 7, 2022 and 39 restricted stock units granted to each director on August 11, 2022 as compensation for the second half of fiscal year 2022.

(2)	At the Company’s annual stockholder meeting held on August 30, 2022, Dr. Moel’s and Mrs. Rodriguez’s terms expired, and neither was re-elected. As a result, Dr. Moel’s and Mrs. Rodriguez’s service as directors terminated and each director was paid approximately $4,144 in fees and awarded 127 shares on a pro-rata basis for the $12,500 in base cash compensation and 39 restricted stock units awarded as compensation for the second half of fiscal year 2022.

(3)	As of December 31, 2023, Mr. Lawrence held options to acquire 18 shares of the Company’s common stock, of which 16 were vested and exercisable.

(4)	As of December 31, 2023, Mr. Cannon held options to acquire 6 shares of the Company’s common stock, of which 5 were vested and exercisable.

(5)	As of December 31, 2023, Mr. Dumont held options to acquire 9 shares of the Company’s common stock, of which 8 were vested and exercisable.

(6)	As of December 31, 2023, Mr. Allen held no options to acquire shares of the Company’s common stock. Mr. Allen resigned as a member of the Board of Directors effective December 31, 2023. Mr. Allen did not resign due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 7, 2022, the Board approved, as recommended by the Compensation Committee of the Board, annual compensation to the non-executive members of the Board of $25,000 in cash, and $75,000 in restricted stock for the fiscal year 2022, and compensation of $50,000 in restricted stock for fiscal year 2021. Pursuant to the 2018 Equity Incentive Plan of the Company, of a total of 543 shares of restricted stock, vested immediately, at $968.40 per share were issued to the non-executive directors of the Company as compensation for service as members of the Board for 2021 and the first half of 2022. The remainder of the compensation was paid on or before January 15, 2023.

The Board also approved, that each chairperson of a committee of the Board is entitled to cash compensation of $5,000 for service for 2022. A total of $80,000 in cash for the services rendered through June 30, 2022 was paid on July 15, 2022 to the non-executive directors. The remainder of the compensation was paid on or before January 15, 2023.

In addition, each non-executive member of the Board was entitled to payment of $500 in cash per meeting attended in 2022.

The same compensation structure was applicable for service for 2023.

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Advisory Votes on Executive Compensation and the Frequency of the Advisory Vote on Executive Compensation

At the 2023 Annual Meeting of Stockholders, the Board of Directors included an advisory stockholder vote regarding the frequency with which the stockholders would vote on the compensation of the Company’s named executive officers. At the 2023 Annual Stockholder meeting, the stockholders voted to conduct advisory votes on executive compensation every three years. The last advisory vote on executive compensation occurred during the 2023 Annual Stockholder Meeting. The next advisory vote on executive compensation will be held at the 2026 Annual Meeting of Stockholders. The next required advisory vote regarding the frequency of an advisory vote on named executive officer compensation will be held no later than the 2029 Annual Meeting of Stockholders.

Risks of Compensation Programs

The Company’s equity-based compensation is performance based in that the issued stock options become valuable as the stockholders’ returns (measured by stock price) increase. Furthermore, in all cases, options granted to the Company’s employees are time-based vesting. The Company believes that this vesting, coupled with the internal controls and oversight of the risk elements of its business, have minimized the possibility that the compensation programs and practices will have a material adverse effect on the Company and its financial, and operational, performance.

As described above, the Board of Directors has general oversight responsibility with respect to risk management and exercises appropriate oversight to ensure that risks are not viewed in isolation and are appropriately controlled. The Company’s compensation programs are designed to work within this system of oversight and control, and the Board considers whether these compensation programs reward reasonable risk-taking and achieve the proper balance between the desire to appropriately reward employees and protecting the Company.

At the Annual Meeting a vote will be taken on a proposal to approve the election of Class II director nominee.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board currently consists of four (4) directors divided into three classes – Mr. Scott Mathis (Class III Director), Mr. Peter J.L. Lawrence (Class II Director), Mr. Cannon (Class I Director), and Mr. Dumont (Class I Director).

On July 8, 2019, the stockholders approved an amendment to the Company’s bylaws to create a staggered board of directors. Delaware law permits, but does not require, a classified or staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with one class of directors standing for election each year. As a classified board, a certain number, but not all, of the directors of our Board of Directors will be elected each year.

On July 1, 2022, the Board, upon the recommendation of the Nominating Committee, reduced the number of directors from seven (7) to five (5) effective as of the 2022 Annual Meeting held August 30, 2022. Effective December 31, 2023, Mr. William Allen resigned as a director. Mr. Allen did not resign due to any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Allen’s directorship remained vacant after his resignation. On June 17, 2024, the Board, upon the recommendation of the Nominating Committee, further reduced the number of directors from five (5) to four (4).

At the Annual Meeting, the term of our Class II Director, Mr. Lawrence will expire. Mr. Lawrence, who has served on our Board since April 1999, has decided not to stand for reelection and will retire on the date of the Annual Meeting. Mr. Lawrence’s decision not to stand for reelection is not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

The Board of Directors, upon the recommendation of the Nominating Committee, nominated Mr. David R. Reinecke for election as a Class II director, to be elected at the Annual Meeting to serve a three-year term until the 2027 annual meeting of stockholders, or until his respective successors, if any, is duly elected and qualified.

Mr. Reinecke is currently an executive board member and Chief Financial Officer of DEAG Entertainment Group, responsible for finance, accounting and controlling, taxes, and investor relations since October 2023. Prior to his time at DEAG, he served as the interim Chief Financial Officer and Director of Corporate Finance at N26 AG in Berlin, Germany. From 2017 to 2022, Mr. Reinecke was Chief Financial Officer, Managing Director and a member of the Board of Directors of Red Arrow Studios International, Gravitas Ventures. From 2011 to 2016, Mr. Reinecke was a Vice President in the investment banking unit of Morgan Stanley in Frankfurt.

The Company believes Mr. Reinecke is uniquely qualified to serve as a director of the Company because of his financial expertise, his vast international experience as a CFO for several multi-national companies, and his prior investment banking experience at some of the world’s top tier firms.

Mr. Reinecke studied business administration at Humboldt-Universitat zu Berin from 2001 to 2003. He studied economics with a focus on international management at the European School of Management (ESCP-EAP) from 2004 to 2007 and earned his Master of Business Administration.

Based on the review of Mr. Reinecke’s background, employment and affiliations, including family relationships, the Board of Directors has determined that he is “independent” under the rules and regulations of the SEC and Section 5062(a)(2) of the Nasdaq Rules. In making this determination, our Board of Directors considered the current and prior relationships that Mr. Reinecke has had with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining his independence, including any beneficial ownership of the Company’s capital stock.

There are no family relationships between or among any of our executive officers, directors or nominees for director.

Mr. Mathis (Class III Director) will continue to serve until his re-election at the 2026 annual stockholder meeting, and Mr. Cannon (Class I Director) and Mr. Dumont (Class I Director) will continue to serve as directors until their re-election at the 2025 annual stockholder meeting.

Required Vote

In accordance with Delaware law, the director will be elected by a plurality of votes cast at the Annual Meeting. You may vote “For” the election of the nominee, or “Withhold” your authority to vote for the nominee being proposed. Cumulative voting shall not be allowed in the election of the director. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

OUR Board Of Directors UNANIMOUSLY Recommends A VOTE “FOR” DAVID R. REINECKE as A CLASS II director.

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PROPOSAL NO. 2

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(B), OF THE ISSUANCE IN EXCESS OF 19.99% OF THE COMPANY’S OUTSTANDING COMMON STOCK UPON CONVERSION OF SHARES OF THE COMPANY’S SENIOR CONVERTIBLE PREFERRED STOCK ISSUED EITHER DIRECTLY IN CONNECTION WITH, OR UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN CONNECTION WITH, A PRIVATE PLACEMENT PURSUANT TO RULE 506(B) OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B)

In order to raise additional capital for the Company, on May 15, 2024, the Board of Directors of the Company approved the commencement of a private placement of shares of Senior Convertible Preferred Stock (“Preferred Shares”) and 8.5% convertible promissory notes (the “Convertible Notes”) for aggregate proceeds of up to $7.2 million (up to $6 million with a 20% overallotment) pursuant to Section 4(a)(2) of the 1933 Act and Rule 506(b) of Regulation D thereunder (the “Private Placement”). The Preferred Shares will be issued at a price per share of $100; provided that the Company is limited to the sale of up to 6,731 Preferred Shares for gross proceeds of $637,100 until such time as stockholder approval is granted pursuant to Nasdaq Rule 5635(d). The Convertible Notes, together with interest thereof, shall convert into Preferred Shares at a price of $100 per share on the date the Company obtains stockholder approval of Proposals No. 2, 3, and 4.

Holders of Preferred Shares are entitled to, among other things, the following:

●	8.5% annual dividend, paid in cash or in shares of common stock issued at the Minimum Price as defined by Nasdaq Rule 5635(d) (provided that such issuance of common stock is in accordance with all applicable Nasdaq Rules) at the option of the holder of Preferred Shares. This dividend is payable subject to determination by the Company’s Board of Directors that payment of such dividends would not jeopardize the Company’s ongoing operations.

●	Liquidation preference of $100.00 per Preferred Share, to be paid ahead of shares of the Company’s common stock.

●	Automatic conversion of the Preferred Shares if, on the date that is 18 months from the termination date of the Offering (the “Termination Date”), the Minimum Price, as defined by Nasdaq Rule 5635(d), per share of common stock increases by more than 60% of the Minimum Price per share of common stock as of the date of the initial purchase of the Preferred Shares by each stockholder, then all Preferred Shares held by such stockholder shall be converted automatically into 25 shares of common stock for each 1 Preferred Share. This is subject to stockholder approval pursuant to Nasdaq Rule 5635(d). Absent stockholder consent, there will be no conversion feature of the Preferred Shares.

●	With the consent of the Company, optional conversion of Preferred Shares at any time on or after 6 months and 1 day from the Termination Date into shares of Company’s common stock at a ratio of 25 shares of common stock for each 1 Preferred Share. This is subject to stockholder approval pursuant to Nasdaq Rule 5635(d). Absent stockholder consent, there will be no conversion feature of the Preferred Shares.

●	Redemption of Preferred Shares on the date that is 18 months from the Termination Date if there was no previous automatic or option conversion of the Preferred Shares. Redemption price shall be $100.00 per Preferred Share plus all unpaid accrued and accumulated dividends.

●	Voting rights are limited to corporate acts or amendments to the Company’s Amended and Restated Certificate of Incorporation would:

○	amend any of the rights, preferences, privileges of or limitations of any of the Preferred Shares;

○	authorize or issue, or obligate the Company to authorize or issue, (i) more than 100,000 Preferred Shares, (ii) shares having the same ranking as the Preferred Shares or (iii) shares senior to the Preferred Shares;

○	decrease the authorized number of Preferred Shares;

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○	cause a redemption of any securities of the Company (other than the redemption of the Preferred Shares on the date that is 18 months from the Termination Date); or

○	declare bankruptcy, dissolve, liquidate, or wind up the affairs of the Company.

Assuming the raise of $7.2 million, we anticipate that the Company will issue no more than 72,000 Preferred Shares pursuant to the Private Placement. The 72,000 Preferred Shares are then convertible into a total of 1,800,000 shares of our common stock as set forth in our Certificate of Designation of Senior Preferred Convertible Stock.

The Company presently intends to use the net proceeds from the Private Placement to extinguish debt, fund infrastructure development at Algodon Wine Estates, and for general working capital. The Company anticipates that the Private Placement will be completed within four to five months from date of commencement.

Mr. John Griffin, an existing stockholder of the Company, plans to participate in the Private Placement and purchase Convertible Notes in the aggregate amount of approximately $1,000,000.

Why Does the Company Need Stockholder Approval?

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”). Nasdaq Rule 5635(b) requires that the Company obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. For purposes of the Nasdaq Rules, a change of control is generally deemed to occur if, as a result of an issuance of shares, an investor or group of investors would own, or have the right to acquire 20% or more of the outstanding shares of common stock or voting power, and such ownership or voting power would have the largest ownership position. The percentage is measured on a post-transaction basis.

Currently, Mr. Griffin, individually and through his control of other entities, beneficially owns approximately 17.4% of the outstanding shares of common stock of the Company. Assuming (i) the full conversion of the Convertible Notes purchased by Mr. Griffin in the Private Placement into Preferred Shares, further converted into common stock; (ii) the issuance of common stock at Minimum Price to Mr. Griffin in satisfaction of the 8.5% dividend on the Preferred Shares; and (iii) the issuance of common stock in connection with the anti-dilution provisions of the shares Mr. Griffin purchased in our prior private placement, Mr. Griffin could beneficially own approximately 20% or more of the outstanding shares of common stock, which would represent the largest ownership position of the Company. As a result, these conversions in full of the Convertible Notes purchased by Mr. Griffin and issuance of anti-dilutive shares of common stock, would be deemed a change of control requiring stockholder approval.

Please see our Current Report on Form 8-K filed with the SEC on April 22, 2024 describing the anti-dilution private placement completed on April 11, 2024 and Item 2 of our Quarterly Report on Form 10-Q as filed with the SEC on May 20, 2024.

What is the Effect on Current Stockholders if Proposal No. 2 is Approved?

If our stockholders approve this proposal and Proposals No. 3 and 4, we will be able to require the conversion of the Convertible Notes purchased by Mr. Griffin in the Private Placement and issue to Mr. Griffin up to 10,000 Preferred Shares, which would in turn be convertible into up to approximately 250,000 shares of common stock. Mr. Griffin would also be entitled to payment of the 8.5% dividend on the Preferred Shares in shares of common stock issued at Minimum Price. We cannot predict the price at which the shares of common stock are issued pursuant to the dividend, but assuming an 8.5% return over 18 months and a Minimum Price per share of common stock of $6.00, we would issue Mr. Griffin approximately 21,250 shares of common stock in satisfaction of the dividend. In addition, the conversion of Preferred Shares into common stock will in turn trigger the anti-dilution provisions of the shares Mr. Griffin purchased in our prior private placement and we estimate that Mr. Griffin would be entitled to approximately 471,100 shares of common stock. These issuances of stock could result in Mr. Griffin owning 20% or more of the outstanding shares of common stock of the Company. If stockholders approve Proposal 2, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal No. 2 is NOT approved?

We are not seeking the approval of our stockholders to authorize our entry into the Private Placement or to authorize the issuance of Convertible Notes to Mr. Griffin, but rather to approve the conversion of the Convertible Notes purchased by Mr. Griffin pursuant to the Private Placement. As such, if the stockholders do not approval Proposal No. 2, the Convertible Notes held by Mr. Griffin will instead become a straight debt of the Company, and we will be required to repay our obligations under those Convertible Notes in cash, rather than by the conversion of the principal of the Convertible Notes into Preferred Shares.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the Convertible Notes in cash rather than shares of common stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Convertible Notes in cash, which may result in additional transaction expenses.

Required Vote

Proposal 2 will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(B), OF THE ISSUANCE IN EXCESS OF 19.99% OF THE COMPANY’S OUTSTANDING COMMON STOCK UPON CONVERSION OF SHARES OF THE COMPANY’S SENIOR CONVERTIBLE PREFERRED STOCK ISSUED EITHER DIRECTLY IN CONNECTION WITH, OR UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN CONNECTION WITH, A PRIVATE PLACEMENT PURSUANT TO RULE 506(B) OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B).

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PROPOSAL NO. 3

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK TO CERTAIN ADVISORS OF THE COMPANY AT A PRICE LESS THAN THE MARKET VALUE UPON CONVERSION OF SHARES OF THE COMPANY’S SENIOR CONVERTIBLE PREFERRED STOCK ISSUED EITHER DIRECTLY IN CONNECTION WITH, OR UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN CONNECTION WITH, A PRIVATE PLACEMENT PURSUANT TO RULE 506(B) OF THE SECURITIES ACT OF 1933, AS AMENDED

As explained above, in order to raise additional capital for the Company, on May 15, 2024, the Board of Directors of the Company approved the commencement of the Private Placement. The Convertible Notes issuable in connection with the Private Placement shall convert into Preferred Shares at a price of $100 per share on the date the Company obtains stockholder approval of Proposals Nos. 2, 3, and 4. A description of the Preferred Shares is set forth in Proposal No. 2.

Mr. John Griffin, an existing stockholder and advisor to the Company, plans to participate in the Private Placement and purchase Convertible Notes in the aggregate amount of approximately $1,000,000. Mr. Ralph Rybacki, also an existing stockholder and advisor to the Company, plans to participate in the Private Placement and purchase Convertible Notes in the aggregate amount of approximately $700,000. Both Mr. Griffin and Mr. Rybacki will be participating on the same terms as every other investor in the Private Placement.

Why Does the Company Need Stockholder Approval?

As discussed above, our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Rules. Nasdaq Rule 5635(c) requires stockholder approval in connection with certain non-public offerings involving the sale, issuance or potential issuance of equity compensation. For this purpose, “equity compensation” includes common stock (and securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the market value of such common stock. “Market value” means the consolidated closing bid price (as reflected on Nasdaq) immediately preceding the time that the company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation. The issuance of the common stock underlying the Senior Preferred Stock issued upon conversion of the Convertible Notes issued in the Private Placement may be considered “equity compensation” under Nasdaq Rule 5635(c). Both Mr. Griffin and Mr. Rybacki are consultants of the Company, and, assuming the conversion of the Convertible Notes purchased by Mr. Griffin and Mr. Rybacki in the Private Placement at a price of $100 per Preferred Share, and the further conversion of the Preferred Shares into shares of our common stock at a price per share of $4.00, it is possible that the market value of our common stock on such conversion date will be higher than $4.00 per share of common stock.

Even though all investors participating in the Private Placement are entitled to receive the shares of common stock upon conversion of the Preferred Price at the $4.00 price per share, because Mr. Griffin and Mr. Rybacki are considered advisors, they are subject to Nasdaq Rule 5635(c). Therefore, we are asking for your approval to issue shares of common stock to Mr. Griffin and Mr. Rybacki assuming the conversion price of the Preferred Shares into common stock is below market value.

What is the Effect on Current Stockholders if Proposal No. 3 is Approved?

If our stockholders approve this proposal, we will be able to require the conversion of the Convertible Notes purchased by Mr. Griffin in the Private Placement and issue to Mr. Griffin, up to 10,000 Preferred Shares, which would in turn be convertible into up to 250,000 shares of common stock. We would also be able to issue to Mr. Rybacki up to 7,000 Preferred Shares, which in turn would be convertible into up to 175,000 shares of common stock. If stockholders approve this proposal and Proposals No. 2 and 4, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance.

What is the Effect on Current Stockholders if the Proposal No. 3 is NOT approved?

We are not seeking the approval of our stockholders to authorize our entry into the Private Placement or to authorize the issuance of Convertible Notes to Mr. Griffin or Mr. Rybacki, but rather to approve the conversion of the Convertible Notes purchased by Mr. Griffin and Mr. Rybacki pursuant to the Private Placement. As such, if the stockholders do not approval Proposal No. 3, the Convertible Notes held by Mr. Griffin and Mr. Rybacki will instead become a straight debt of the Company, and we will be required to repay our obligations under those Convertible Notes in cash, rather than by the conversion of the Convertible Notes into Preferred Shares.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are required to repay our obligations under the Convertible Notes in cash rather than shares of common stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Convertible Notes in cash, which may result in additional transaction expenses.

Required Vote

Proposal 3 will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK TO CERTAIN ADVISORS OF THE COMPANY AT A PRICE LESS THAN THE MARKET VALUE UPON CONVERSION OF SHARES OF THE COMPANY’S SENIOR CONVERTIBLE PREFERRED STOCK ISSUED EITHER DIRECTLY IN CONNECTION WITH, OR UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN CONNECTION WITH, A PRIVATE PLACEMENT PURSUANT TO RULE 506(B) OF THE SECURITIES ACT OF 1933, AS AMENDED.

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PROPOSAL NO. 4

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK UPON CONVERSION OF SHARES OF THE COMPANY’S SENIOR CONVERTIBLE PREFERRED STOCK ISSUED EITHER DIRECTLY IN CONNECTION WITH, OR UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN CONNECTION WITH, A PRIVATE PLACEMENT PURSUANT TO RULE 506(B) OF THE SECURITIES ACT OF 1933, AS AMENDED, WITHOUT GIVING EFFECT TO THE 19.99% CAP PROVIDED UNDER NASDAQ LISTING RULE 5635(D)

As explained above, in order to raise additional capital for the Company, on May 15, 2024, the Board of Directors of the Company approved the commencement of the Private Placement. The Convertible Notes issuable in connection with the Private Placement, together with interest thereof, shall convert into Preferred Shares at a price of $100 per share on the date the Company obtains stockholder approval of Proposals No. 2, 3, and 4. The Preferred Shares issued directly pursuant to the Private Placement will be issued at a price per share of $100; provided that the Company is limited to the sale of up to 6,731 Preferred Shares for gross proceeds of $637,100 until such time as stockholder approval is approved pursuant to Nasdaq Rule 5635(d) (“Nasdaq 20% Rule”). A description of the Preferred Shares is set forth in Proposal No. 2.

Assuming stockholder approval of Proposals No. 2, 3, and 4 and the raise of $7.2 million under the Private Placement, we anticipate that the Company will issue no more than 72,000 Preferred Shares directly and upon conversion of the Convertible Note. The 72,000 Preferred Shares are then convertible into a total of 1,800,000 shares of our common stock at a price per share of $4.00.

The Company presently intends to use the net proceeds from the Private Placement to extinguish debt, fund infrastructure development at Algodon Wine Estates, and for general working capital. The Company anticipates that the Private Placement will be completed within four to five months from date of commencement.

Why Does the Company Need Stockholder Approval?

As explained above, our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Rules. In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding common stock outstanding as of immediately prior to the Private Placement.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exercisable for common stock at a price less than the lower of (i) the Nasdaq Official Closing Price immediately preceding the transaction, or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the transaction (the “Minimum Price”), if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. The Minimum Price of our common stock on May 15, 2024 was $4.37, the date of commencement of the Private Placement.

Assuming the raise of all $7.2 million, the Company, after obtaining required stockholder approval, will be required to issue approximately 72,000 Preferred Shares directly and upon conversion of the Convertible Notes. The 72,000 Preferred Shares are then convertible into 1,800,000 shares of common stock at a conversion price of $4.00, which would represent approximately 202% of the shares of common stock outstanding on June 21, 2024.

To comply with the Nasdaq 20% Rule, we need stockholder approval to permit the potential issuance of more than 20% of our outstanding common stock in accordance with the terms of the Private Placement.

What is the Effect on Current Stockholders if Proposal No. 4 is Approved?

If our stockholders approve this proposal and Proposals No. 2 and 3, we will be able to require the conversion of the Convertible Notes, issue the maximum number of Preferred Shares offered under the Private Placement, and issue up to 72,000 Preferred Shares, which would in turn be convertible into up to 1,800,000 shares of common stock, and would exceed 19.99% of our issued and outstanding shares of common stock as of the date we commenced the Private Placement. If stockholders approve Proposal No. 4, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance and subsequent conversion.

What is the Effect on Current Stockholders if the Proposal No. 4 is NOT approved?

We are not seeking the approval of our stockholders to authorize our entry into the Private Placement, but rather to approve the conversion of the Convertible Notes issued pursuant thereto and the issuance of more than 6,731 Preferred Shares pursuant thereto. As such, if the stockholders do not approve Proposal No. 4, we will be limited to selling 6,731 Preferred Shares, and the Convertible Notes will instead become a straight debt of the Company, and we will be required to repay our obligations under the Convertible Notes in cash, rather than by the conversion of the Convertible Notes into Preferred Shares.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are limited to selling 6,731 Preferred Shares and required to repay our obligations under the Convertible Notes in cash rather than shares of common stock, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to repay the obligations under the Convertible Notes in cash, which may result in additional transaction expenses.

Required Vote

Proposal 4 will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE approvAL, for purposes of complying with Nasdaq Listing Rule 5635(d), OF the issuance of shares of the Company’s common stock upon conversion of shares of the Company’s senior convertible preferred stock issued either directly in connection with, or upon the conversion of convertible promissory notes issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended, without giving effect to the 19.99% cap provided under Nasdaq Listing Rule 5635(d).

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proposal no. 5

approval of an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares available for awards under the plan to 30% of our common stock outstanding on a fully diluted basis as of the date of stockholder approval with an automatic increase on January 1 of each year by the amount equal to 5% of the total number of shares outstanding on a fully diluted basis on such date

The Board of Directors recommends that the Company amend its 2018 Equity Incentive Plan to increase the number of shares of common stock available for awards to 30% of the outstanding common stock on a fully diluted basis as of the date of this stockholder approval, with an automatic increase on January 1 of each year by the amount equal to 5% of the total number of shares outstanding on a fully diluted basis. At the present time, the Company has one equity incentive plan for management, employees, consultants and advisors, the 2018 Equity Incentive Plan (the “2018 Plan”).

On July 27, 2018, the Board of Directors adopted the 2018 Plan, which was approved by the Company’s stockholders on September 28, 2018. The 2018 Plan provides for grants for the purchase of incentive and non-qualified stock options, restricted and unrestricted stock, loans and grants, and performance awards. The purpose of the 2018 Plan is to promote the long-term retention of key employees of the Company and other persons or entities who are in a position to make significant contributions to the success of the Company, to further reward these employees and other persons or entities for their contributions to the Company’s success, to provide additional incentive to these employees and other persons or entities to continue to make similar contributions in the future, and to further align the interests of these employees and other persons or entities with those of the Company’s stockholders.

Under the 2018 Plan, awards may be granted to employees, consultants, independent contractors, officers and directors or any affiliate of the Company as determined by the Board of Directors. The term of any award granted shall be fixed by the committee at the date of grant, and the exercise price of any award shall not be less than the fair value of the Company’s stock on the date of grant, except that any incentive stock option granted under the 2018 Plan to a person owning more than 10% of the total combined voting power of the Company’s common stock must be exercisable at a price of no less than 110% of the fair market value per share on the date of grant.

The 2018 Plan is administered and interpreted by the Company’s Compensation Committee. The committee has full power and authority to designate participants and determine the types of awards to be granted to each participant under the plan. The committee also has the authority and discretion to determine when awards will be granted, the number of awards to be granted and the terms and conditions of the awards and may adopt modifications to comply with laws of non-U.S. jurisdictions. The committee may appoint such agents as it deems appropriate for the proper administration of the 2018 Plan.

Participants in the 2018 Plan consist of “Eligible Persons,” who are employees, officers, consultants, advisors, independent contractors, or directors providing services to the Company or any affiliate of the Company as determined by the committee; however, incentive stock options may only be granted to employees of the Company. Awards remain exercisable for a period of six months (but no longer than the original term of the award) after a participant ceases to be an employee or the consulting services are terminated due to death or disability. All restricted stock held by the participant becomes free of all restrictions, and any payment or benefit under a performance award is forfeited and cancelled at time of termination unless the participant is irrevocably entitled to such award at the time of termination, where termination results from death or disability. Termination of service as a result of anything other than death or disability results in the award remaining exercisable for a period of one month (but no longer than the original term of the award) after termination and any payment or benefit under a performance award is forfeited and cancelled at time of termination unless the participant is irrevocably entitled to such award at the time of termination. All restricted stock held by the participant becomes free of all restrictions unless the participant voluntarily resigns or is terminated for cause, in which event the restricted stock is transferred back to the Company.

The committee may amend, alter, suspend, discontinue or terminate the 2018 Plan at any time; provided, however, that, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval: (i) violates the rules or regulations of FINRA or any other securities exchange that are applicable to the Company; (ii) causes the Company to be unable, under the Internal Revenue Code, to grant incentive stock options under the 2018 Plan; (iii) increases the number of shares authorized under the 2018 Plan other than the 2.5% increase per year; or (iv) permits the award of options or stock appreciation rights at a price less than 100% of the fair market value of a share on the date of grant of such award, as prohibited by the 2018 Plan or the repricing of options or stock appreciation rights, as prohibited by the 2018 Plan.

The 2018 Plan was adopted in August 2018 by the stockholders, which included an automatic increase added on January 1 of each year equal to 2.5% of the total number of shares outstanding on such date. Stockholders approved further amendments to the 2018 Plan to increase the number of shares available for awards on July 8, 2019, August 26, 2021, and August 30, 2022.

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On January 1, 2024, the number of shares available increased by 23,420 shares pursuant to the automatic annual increase of 2.5% of the total number of shares outstanding on a fully diluted basis, for a total of 25,065 shares available for awards under the 2018 Plan, and currently, a total of 182 shares are available for awards under the 2018 Plan.

The Company now desires to increase the number of shares of common stock available under the 2018 Plan to 30% of the outstanding shares of common stock on a fully diluted basis as of the date of stockholder approval, plus an automatic increase on January 1 of each year by the amount equal to 5% of the total number of shares outstanding on a fully diluted basis on such date. The increase is a one-time increase in number of shares available under the 2018 Plan. This means that if the stockholders approve this Proposal No. 5, the shares available under the 2018 Plan will be increased to 30% of the outstanding common stock on a fully diluted basis as of the date of stockholder approval, but no other increases in the number of shares available under the 2018 Plan, other than the 5% automatic increase annually on January 1, will occur without stockholder approval.

The primary goal of the amendment to the 2018 Plan is to provide the Company with a sufficient reserve of common stock to offer appropriate incentives to Company employees, directors and consultants. The following table shows, for each named executive officer and director, the total number of shares of Company common stock subject to awards that have been granted under the 2018 Plan through June 21, 2024:

Officer/Director Name:	Number of Options:
Scott Mathis	665
Maria Echevarria	175
Peter Lawrence	15
Rueben Cannon	6
Marc Dumont	6

Additionally, the following table provides other information regarding the 2018 Equity Incentive Plan:

As of June 21, 2024
Total stock awards outstanding	20,243
Total shares available for grant	182

Required Vote

Proposal 5 will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE approval of an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares available for awards under the plan to 30% of our common stock outstanding on a fully diluted basis as of the date of stockholder approval with an automatic increase on January 1 of each year by the amount equal to 5% of the total number of shares outstanding on a fully diluted basis on Such date.

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PROPOSAL NO. 6

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

The Board of Directors has selected the accounting firm of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the 2024 fiscal year. We are asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. To the Company’s knowledge, a representative from Marcum is not expected to be present at the Annual Meeting.

Fees Billed by Independent Accounting Firm

The following table sets forth the aggregate fees billed to us by Marcum, LLP, our independent registered public accounting firm, for the years ended December 31, 2023 and 2022:

	2023	2022
Audit fees (1)	$292,717	$322,660
Audit-related fees	-	-
Tax fees	-	-
	$292,717	$322,660

(1)	Represents fees for services performed in connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q during 2023 and 2022.

Pre-Approval Policies and Procedures

The Board of Directors approved the Audit Committee charter effective April 15, 2015. The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditors, subject to the de-minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. Each year the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the audit committee before the filing of the previous year’s Annual Report on Form 10-K. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each such subsequent meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Each new engagement of Marcum, LLP, has been approved by the Board, and none of those engagements made use of the de-minimis exception to the pre-approval contained in Section 10A(i)(1)(B) of the Exchange Act.

Required Vote

Proposal 6 will be approved by the affirmative vote of a majority of the voting securities present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

However, while we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on the Company. Our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions with respect to our auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report and Quarterly Report

Available with this Proxy Statement on the internet (and available by mail if a stockholder has made such a request) is the Company’s 2023 Annual Report to Stockholders on Form 10-K for the year ended December 31, 2023 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2024, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.gauchoholdings.com. Our Annual Report on Form 10-K for the year ended December 31, 2023, and other reports filed under the Exchange Act, are also available in print to any stockholder at no cost upon request to: Corporate Secretary, Gaucho Group Holdings, Inc., c/o Burns Figa & Will PC, Attn: Victoria Bantz, 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111; tel: (212) 739-7688.

Proxy Materials Are Available on the Internet

The Company is using the internet as the primary means of furnishing proxy materials to certain holders of common stock. We are sending a Notice of Internet Availability of Proxy Materials to you which includes instructions on how to access the proxy materials online or how to request a printed copy of the materials.

We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2024

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GAUCHO GROUP HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 15, 2024.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to vote virtually at the Annual Meeting, you will need your 12-digit control number. To virtually attend the Annual Meeting, please navigate to **https://www.cstproxy.com/gauchogroupholdings/2024**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

1. Election of Class II Director: FOR ☐ WITHHOLD AUTHORITY ☐
   (1) David Reinecke

6. Ratification of Marcum LLP as independent registered public accounting firm for the year ended December 31, 2024. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2024

GAUCHO GROUP HOLDINGS, INC.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Gaucho Group Holdings, Inc.

The undersigned appoints Scott L. Mathis and Maria I. Echevarria, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Gaucho Group Holdings, Inc. held of record by the undersigned at the close of business on June 21, 2024 at the Annual Meeting of Stockholders of Gaucho Group Holdings, Inc. to be held on Friday, August 16, 2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)